UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934

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CHINA PREMIUM LIFESTYLE ENTERPRISE, INC. (Name of Registrant as Specified In Its Charter)

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CHINA PREMIUM LIFESTYLE ENTERPRISE, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 7, 2007

TO THE STOCKHOLDERS OF CHINA PREMIUM LIFESTYLE ENTERPRISE, INC.:

The Annual Meeting of the Stockholders of China Premium Lifestyle Enterprise, Inc., a Nevada corporation (the “Company’), will be held on December 7, 2007, at 9:00a.m. (Hong Kong time), at the JW Centre (LG Level), JW Marriott Hotel Hong Kong, Pacific Place, 88 Queensway, Hong Kong and any adjournment thereof (the “Annual Meeting”) for the following purposes:

1. To elect two (2) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2. To ratify the appointment of HLB Hodgson Impey Cheng, as the Company’s independent auditors;

3. To approve a reverse stock split (“Reverse Stock Split”) in which the Company’s Articles of Incorporation are amended such that all outstanding shares of the Company’s currently outstanding $0.001 par value common stock (“Common Stock”) are reconstituted on the basis of one (1) new share of $0.005 par value common stock (“New Common Stock”) for each currently outstanding five (5) shares of Common Stock, with one (1) share of New Common Stock being issued in lieu of any fractional shares of New Common Stock. Once approved by the shareholders, the Reverse Stock Split will be effective on or about December 10, 2007; and

4. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

Each holder of shares of our Common Stock and Series A Convertible Preferred Stock outstanding on the close of business on November 13, 2007 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting.

YOUR VOTE IS IMPORTANT. YOU ARE REQUESTED TO CAREFULLY READ THE PROXY STATEMENT. PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors,

/s/ Richard Man Fai Lee
Name: Richard Man Fai Lee
Title:   Chief Executive Officer

Dated: November [●], 2007

CHINA PREMIUM LIFESTYLE ENTERPRISE, INC.

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 7, 2007

INTRODUCTION

The Annual Meeting of the Stockholders of China Premium Lifestyle Enterprise, Inc., a Nevada corporation (the “Company’), will be held on December 7, 2007, at 9:00a.m. (Hong Kong time), at the JW Centre (LG Level), JW Marriott Hotel Hong Kong, Pacific Place, 88 Queensway, Hong Kong and any adjournment thereof (the “Annual Meeting”) for the following purposes:

1. To elect two (2) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2. To ratify the appointment of HLB Hodgson Impey Cheng, as the Company’s independent auditors;

3. To approve a reverse stock split (“Reverse Stock Split”) in which the Company’s Articles of Incorporation are amended such that all outstanding shares of the Company’s currently outstanding $0.001 par value common stock (“Common Stock”) are reconstituted on the basis of one (1) new share of $0.005 par value common stock (“New Common Stock”) for each currently outstanding five (5) shares of Common Stock, with one (1) share of New Common Stock being issued in lieu of any fractional shares of New Common Stock. Once approved by the shareholders, the Reverse Stock Split will be effective on or about December 10, 2007; and

4. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

Each holder of shares of our Common Stock and Series A Convertible Preferred Stock outstanding on the close of business on November 13, 2007 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

SOLICITATION AND REVOCATION

Proxies in the form enclosed are solicited by and on behalf of the Board of Directors. The persons named in the proxy have been designated as proxies by the Board of Directors. Any proxy given in response to this solicitation and received in time for the Annual Meeting will be voted as specified in the proxy. If no instructions are given, proxies will be voted

• “FOR” the election of the nominees listed below under “Election of Directors,”

• “FOR” the ratification of HLB Hodgson Impey Cheng as the Company’s independent accountants for the year ending December 31, 2007, and

• “FOR” the approval of the Reverse Stock Split, and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Meeting and any adjournments of the meeting.

If any other matters are properly presented at the Annual Meeting for action, the persons named in the proxy will vote the proxies in accordance with their best judgment. Any proxy given in response to this solicitation may be revoked by the stockholder at any time before it is exercised by written notification delivered to our Secretary, by voting in person at the Annual Meeting, or by delivering another proxy bearing a later date. Attendance by a stockholder at the Annual Meeting does not alone serve to revoke his or her proxy.

QUORUM

The presence, in person or by proxy, of a majority of the shares of Common Stock, par value $0.001 (the “Common Stock”) and Series A Convertible Preferred Stock (the “Preferred Stock”) issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a particular matter. Similarly, a broker may not be permitted to vote stock (“broker non-vote”) held in street name on a particular matter in the absence of instructions from the beneficial owner of such stock. The shares subject to a proxy which are not being voted on a particular matter will not be considered shares entitled to vote on such matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum.

GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE?

You can vote your shares of Common Stock or Preferred Stock if our records show that you owned the shares on the Record Date. As of the close of business on the Record Date, a total of 122,672,214 shares of Common Stock and 495,596 shares of Preferred Stock are entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one (1) vote on matters presented at the Annual Meeting. Each shares of Preferred Stock is entitled to the number of votes equal to the number of shares of Common Stock into which the Preferred Stock could be converted, currently 92.2045 votes per one (1) share of Preferred Stock.

HOW DO I VOTE BY PROXY?

Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope.

The enclosed proxy, when properly signed and returned to the Company, will be voted by the proxy holders at the Annual Meeting as directed by the proxy. Proxies which are signed by stockholders but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Annual Meeting.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

The matters described in this proxy statement are the only matters we know of that will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. A proxy card may be revoked by a stockholder at any time before its exercise at the Annual Meeting by giving Phyllis Sum Yu Ng, our Corporate Secretary, a written notice revoking your proxy card, or a duly executed proxy bearing a later date, or by attendance at the Annual Meeting and electing to vote in person.

CAN I VOTE IN PERSON AT THE ANNUAL MEETING RATHER THAN BY COMPLETING THE PROXY CARD?

Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

HOW ARE VOTES COUNTED?

We will hold the Annual Meeting if holders of a majority of the shares of Common Stock and Preferred Stock entitled to vote in person or by proxy either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

The election of directors under proposal 1 will be by the affirmative vote of a plurality of the shares of Common Stock presented in person or represented by proxy at the Annual Meeting. Proposals 2 and 3 shall be approved upon the affirmative vote of a majority of the shares of Common Stock presented in person or represented by proxy at the Annual Meeting. Unless otherwise stated, the enclosed proxy will be voted in accordance with the instructions thereon.

WHO PAYS FOR THIS PROXY SOLICITATION?

We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, by fax, by email, or in person. None of these employees will receive any extra compensation for doing this.

GENERAL INFORMATION ABOUT THE PROPOSALS

WHAT PROPOSALS ARE STOCKHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING ANNUAL MEETING?

In proposal 1, we are seeking the election of two (2) directors to serve on the Board of Directors of the Company until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

In proposal 2, we are seeking ratification of the appointment of HLB Hodgson Impey Cheng as the Company’s independent auditors.

In proposal 3, we are seeking approval of the Reverse Stock Split.

WHY IS CHINA PREMIUM LIFESTYLE ENTERPRISE, INC. SEEKING STOCKHOLDER APPROVAL FOR THESE PROPOSALS?

PROPOSAL NO. 1: The Revised Statutes of the State of Nevada requires corporations to hold elections for directors each year.

PROPOSAL NO. 2: The Board of Directors of the Company appointed HLB Hodgson Impey Cheng to serve as the Company’s independent auditors during fiscal year 2007. The Company elects to have its stockholders ratify such appointment.

PROPOSAL NO. 3: The Revised Statutes of the State of Nevada require stockholder approval of the reduction in the number of outstanding shares by a five-for-one reverse stock split.

OUTSTANDING SHARES AND VOTING RIGHTS

Stockholders entitled to notice of, and to vote at the Annual Meeting and any adjournment thereof, are stockholders of record at the close of business on the Record Date. Persons who are not stockholders of record on the Record Date will not be allowed to vote at the Annual Meeting. At the close of business on the Record Date there were 122,672,214 shares of Common Stock and 495,791 shares of Preferred Stock issued and outstanding. We have issued no other voting securities as of the Record Date. Each share of Common Stock is entitled to one (1) vote on each matter to be voted upon at the Annual Meeting. Each shares of Preferred Stock is entitled to the number of votes equal to the number of shares of Common Stock into which the Preferred Stock could be converted, currently 92.2045 votes per one (1) share of Preferred Stock. Holders of Common Stock are not entitled to cumulate their votes for the election of directors.

SECURITY OWNERSHIP OF MANAGEMENT

AND CERTAIN BENEFICIAL OWNERS

The following table sets forth the ownership of our common stock as of November 13, 2007:

•	Each shareholder known by us to own beneficially more than 5% of our common stock;

•	Each executive officer;

•	Each director or nominee to become a director; and

•	All directors and executive officers as a group.

This table is based upon information derived from our stock records. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the shareholders named in this table has sole or shared voting and investment power with respect to the shares indicated as beneficially owned. Unless otherwise indicated, the address of each beneficial owner listed below is 10/F, Wo Kee Hong Building, 585-609 Castle Peak Road, Kwai Chung, N.T. Hong Kong. Applicable percentages are based upon 168,367,375 shares of Common Stock outstanding (assuming full conversion of the Company’s issued and outstanding Series A Preferred Stock into Common Stock) as of November 13, 2007.

Name of Executive Officers and Directors	Amount and Nature of Beneficial Ownership(1)		Percentage of Outstanding Shares
Richard Man Fai Lee, CEO, President and Chairman	0	(2)	0%
Herbert Adamczyk, Chief Operating Officer and Director	15,423,323		12.6
Joseph Tik Tung Wong, Chief Financial Officer and Treasurer	0		0
Federico G. Cabo, Director	0		0
Fred De Luca, Director	23,820		*
Name of Principal Shareholder (5% Beneficial Owners)
Corich Enterprises Inc.	67,057,843	(3)	39.8
Wo Kee Hong (Holdings) Limited	67,057,843	(3)	39.8
Wo Kee Hong (B.V.I.) Limited	67,057,843	(3)	39.8
Happy Emerald Ltd.	45,696,161	(4)	27.1
All directors and executive officers as a group ([6] persons)	15,447,143		12.6%
___________________

* denotes holdings of less than 1%

(1) Based on 168,368,375 Voting Shares outstanding after giving effect to issuances in connection with share exchange transaction (the “Share Exchange”) that took place in September 2006, including the issuance of 972,728 shares of the Company’s Series A Convertible Preferred Stock, share cancellations, debt conversions by holders of the Company’s Callable Secured Notes, the issuance of the consulting shares to Happy Emerald Limited, and also assumes the full conversion of the Series A Preferred Stock that was also issued in connection with the Share Exchange. The Share Exchange is more fully described in the Company’s Current Report on Form 8-K that was filed with the SEC on September 8, 2006, and is incorporated herein by reference.

(2) Mr. Richard Man Fai Lee is the Executive Chairman and Chief Executive Officer of Wo Kee Hong (Holdings) Limited. Mr. Lee is one of the beneficiaries of a discretionary trust the trustee of which holds a 38.04% interest in Wo Kee Hong (Holdings) Limited. Mr. Lee disclaims beneficial ownership of the shares of the Company beneficially owned by Wo Kee Hong (Holdings) Limited.

(3) Wo Kee Hong (Holdings) Limited (“Wo Kee Hong”) wholly owns Wo Kee Hong (B.V.I.) Limited, an intermediate holding company that, in turn, wholly owns Corich Enterprises Inc. (“Corich”), which, is the direct stockholder of record of these shares. All of three of these entities share voting power over these shares.

(4) Calculated based on 495,596 shares of Series A Convertible Preferred Stock, each share convertible into 92.2045 shares of common stock. Mr. Charles Miseroy, former CFO of Xact Aid, is the controlling equity holder of Happy Emerald Ltd., the record owner of the shares of Series A Preferred Stock. Happy Emerald Ltd.’s address is 12318 Foxcroft Place, Granada Hills, California 91344-1621.

CHANGE IN CONTROL

We are not aware of any arrangements that may result in a change in control of our company. There are no pending or anticipated arrangements that we are aware of that may cause a change in control of our company. We are not currently engaged in any activities or arrangements that we anticipate will result in a change in our control.

EQUITY COMPENSATION PLAN

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	—	—	—

Equity compensation plans not approved by security holders	—	—	97,500

Total	—	—	97,500

On May 20, 2005, we adopted an incentive equity stock plan (the “2005 Plan”) that authorized the issuance of options, right to purchase common stock and stock bonuses up to 2,500,000 shares. The purpose of the Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company by offering them an opportunity to participate in the Company’s future performance through awards of stock options, the right to purchase common stock (“stock awards”) and stock bonuses.

The Plan allows for the issuance of incentive stock options (which can only be granted to employees, including officers and directors of the Company’s), non-qualified stock options, stock awards, or stock bonuses pursuant to Section 422 of the Internal Revenue Code. All other Awards may be granted to employees, officers, directors, consultants, independent contractors, and advisors of the Company, provided such consultants, independent contractors and advisors render bona-fide services not in connection with the offer and sale of securities in a capital-raising transaction or promotion of the Company’s securities.

The Plan is administered and interpreted by a committee consisting of two or more members of the Company’s Board of Directors. The 2005 Plan was filed with the Securities and Exchange Commission on June 2, 2005 as an Exhibit to a Form S-8 Registration Statement. There are currently 2,402,500 shares issued and no options granted and outstanding under the 2005 Plan, and the number of shares available for options, stock awards and stock bonuses grants as of December 31, 2006 was 97,500 shares.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This compensation discussion and analysis describes the material elements of the compensation awarded to our current executive officers. This compensation discussion focuses on the information contained in the following tables and related footnotes and narrative for the last completed fiscal year. Our Board of Directors currently oversees the design and administration of our executive compensation program.

Our current executive compensation program includes the following principal components: (i) base salary, (ii) discretionary annual cash performance-based incentives, (iii) termination/severance payments, and (iv) perquisites and benefits. In addition, it is contemplated that from 2007 and onwards, our executive compensation program will include stock option grants and other equity incentives grants to our executive officers.

OUR COMPENSATION PHILOSOPHY AND OBJECTIVES

Our philosophy regarding compensation of our executive officers includes the following principles:
•	our compensation program should align the interests of our management team with those of our shareholders;
•	our compensation program should reward the achievement of our strategic initiatives and short- and long-term operating and financial goals;
•	compensation should appropriately reflect differences in position and responsibility;
•	compensation should be reasonable; and
•	the compensation program should be understandable and transparent.

In order to implement such compensation principles, we have developed the following objectives for our executive compensation program:
•	overall compensation levels must be sufficiently competitive to attract and retain talented leaders and motivate those leaders to achieve superior results;
•
a portion of total compensation should be contingent on, and variable with, achievement of objective corporate performance goals, and that portion should increase as an executive’s position and responsibility increases;

•	total compensation should be higher for individuals with greater responsibility and greater ability to influence our achievement of operating goals and strategic initiatives;
•
the number of elements of our compensation program should be kept to a minimum, and those elements should be readily understandable by and easily communicated to executives, shareholders, and others; and

•	executive compensation should be set at responsible levels to promote a sense of fairness and equity among all employees and appropriate stewardship of corporate resources among shareholders.

DETERMINATION OF COMPENSATION AWARDS

Our Board of Directors is provided with the authority to determine the compensation awards available to our executive officers. To aid the Board in making its determination for the last fiscal year, our current senior management provided recommendations to the Board regarding the compensation of all executive officers.

COMPENSATION BENCHMARKING AND PEER GROUP

Our Board did not rely on any consultants or utilize any peer company comparisons or benchmarking in 2006 in setting executive compensation. However, our management informally considered competitive market practices by reviewing publicly available information relating to compensation of executive officers at other comparable companies in making its recommendations to our Board regarding our executives’ compensation for fiscal year 2006. As the Company grows, the Company expects to take steps, including the utilization of peer company comparisons and/or hiring of compensation consultants, to ensure that the Board has a comprehensive picture of the compensation paid to our executives and with a goal toward total direct compensation for our executives that are on a par with the median total direct compensation paid to executives in peer companies if annually established target levels of performance at the Company and business segment level are achieved.

ELEMENTS OF COMPENSATION

The principal elements of our executive compensation are:
•	base salary;
•	discretionary annual cash performance-based incentives;
•	long-term incentive plan awards; and
•	perquisites and other compensation.

BASE SALARIES

Base salary is used to recognize the experience, skills, knowledge and responsibilities required of our employees, including our named executive officers. All of our named executive officers, including our Chief Executive Officer, are subject to employment agreements, and accordingly each of their compensation has been determined as set forth in their respective agreement. When establishing base salaries for 2006, subject to the provisions of each person’s employment agreement, our Board and management considered a number of factors, including the seniority of the individual, the functional role of the position, the level of the individual’s responsibility, the ability to replace the individual, the base salary of the individual at their prior employment and the number of well qualified candidates to assume the individual’s role. Generally, we believe that executive base salaries should be targeted near the median of the range of salaries for executives in similar positions at comparable companies.

DISCRETIONARY ANNUAL CASH PERFORMANCE-BASED INCENTIVES

Our Board of Directors has discretion to approve the annual cash bonus for our Chief Executive Officer and each other named executive officer. Since we do not have a compensation committee, any bonus awards will be generally based on our management’s recommendations and ultimately decided upon by our Board. The annual bonuses, if any, are intended to compensate officers for individual performance, for our overall financial performance and for achieving important operational and financial milestones during the fiscal year.

LONG-TERM INCENTIVE PLAN AWARDS

In 2005, we adopted our 2005 Incentive Equity Stock Plan (the “2005 Plan”) that authorized the issuance of options, right to purchase common stock and stock bonuses up to 2,500,000 shares. Our executive officers are eligible participants in the 2005 Plan. For our named executive officers, our stock incentive program is based on grants that will be individually negotiated with our executives, and we expect the grants, including the amounts of such grants, will be based on the Company’s overall financial performance and on achieving important financial and operational goals. Stock options provide a relatively straightforward incentive for our executives and result in less immediate dilution of existing stockholders’ interests.

No stock awards or stock option grants were made to any of the named executive officers during the fiscal year ended December 31, 2006. No stock options were held by the named executive officers as of December 31, 2006.

TERMINATION AND CHANGE IN CONTROL BENEFITS

We provide the opportunity for certain of our named executive officers to be protected under the termination/severance and change in control provisions contained in their employment agreements and/or in the Company’s stock incentive plan. We provide this opportunity to attract and retain an appropriate caliber of talent for the position. Our termination/severance and change in control provisions for our named executive officers are summarized below in “Potential Payments upon Termination or Change-in-Control.” We believe that these termination/severance and change in control benefits are an essential element of our executive compensation and assist us in recruiting and retaining talented executives.

PERQUISITES AND OTHER COMPENSATION

The Company does not have any retirement plans in place for any of our named executives. The Company’s named executives are eligible for group medical benefits that are generally available to and on the same terms as the Company’s other employees.

MANAGEMENT’S ROLE IN THE COMPENSATION-SETTING PROCESS

Our management plays an important role in our compensation-setting process. The most significant aspects of management’s role are evaluating other executive officers’ performances, recommending business performance targets and objectives, and recommending salary levels and option awards. Our management makes recommendations to our Board of Directors regarding our executive’s compensation packages. During this process, management may be asked to provide the Board with their evaluation of the executive officers’ performances, the background information regarding our strategic financial and operational objectives, and compensation recommendations as to the executive officers.

POLICY WITH RESPECT TO SECTION 162(m)

Section 162(m) of the Internal Revenue Code generally disallows public companies a tax deduction for compensation in excess of $1,000,000 paid to their principal executive officers and three other most highly compensated executive officers unless certain performance and other requirements are met. We intend to design and administer executive compensation programs in a manner that will preserve the deductibility of compensation paid to our executive officers, and we believe that a substantial portion of our current executive compensation program satisfies the requirements for exemption from the $1,000,000 deduction limitation. However, we reserve the right to design programs that recognize a full range of performance criteria important to our success, even where the compensation paid under such programs may not be deductible. We believe that no part of the Company’s tax deduction for compensation paid to the named executive officers for 2006 will be disallowed under Section 162(m). We will continue to monitor the tax and other consequences of our executive compensation program as part of its primary objective of ensuring that compensation paid to our executive officers is reasonable, performance-based and consistent with the goals of the Company and its stockholders.

SUMMARY OF COMPENSATION

Set out in the following table is information we are required to disclose with respect to the compensation of our executive officers for each of the last three fiscal years. The table only includes compensation information regarding our the executive officers for which disclosure is required:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Richard Man Fai Lee, Chief Executive Officer and President (1)	2006	22,000	—	—	—	—	—	—	22,000
Joseph Tik Tung Wong, Chief Financial Officer and Treasurer (2)	2006	9,167	—	—	—	—	—	—	9,167
Robert G. Pautsch, Former Chief Executive Officer (3)	2006	—	—	—	—	—	—	—	-0-
Charles Miseroy, Former Chief Financial Officer (4)	2006	—	—	—	—	—	—	—	-0-
___________________

(1) Mr. Richard Man Fai Lee was appointed as Chief Executive Officer and President of the Company on November 6, 2006.

(2) Mr. Joseph Tik Tung Wong was appointed as Chief Financial Officer and Treasurer of the Company on November 6, 2006.

(3) Mr. Robert G. Pautsch was appointed as Chief Executive Officer of the Company on September 20, 2005 and resigned effective November 6, 2006.

(4) Mr. Charles Miseroy was appointed as Chief Financial Officer of the Company on September 20, 2005 and resigned effective November 6, 2006.

GRANTS OF PLAN-BASED AWARDS

On May 20, 2005, we adopted our 2005 Incentive Equity Stock Plan (the “2005 Plan”) that authorized the issuance of options, right to purchase common stock and stock bonuses up to 2,500,000 shares. The 2005 Plan was filed with the Securities and Exchange Commission on June 2, 2005 as an Exhibit to a Form S-8 Registration Statement. The 2005 Plan allows for the issuance of incentive stock options (which can only be granted to employees, including officers and directors of the Company’s), non-qualified stock options, stock awards, or stock bonuses pursuant to Section 422 of the Internal Revenue Code. All other Awards may be granted to employees, officers, directors, consultants, independent contractors, and advisors of the Company, provided such consultants, independent contractors and advisors render bona-fide services not in connection with the offer and sale of securities in a capital-raising transaction or promotion of the Company’s securities.

SEC regulations state that we must disclose information, in a tabular format, regarding each grant of an award made to a named executive officer in the last completed fiscal year under under any non-equity and/or equity incentive plan, as well as any other stock awards and option awards granted outside of the Company’s non-equity and/or equity incentive plan. No stock options, stock awards or other equity-based incentives were awarded in 2006 to our executive officers. As a result, we have omitted this table.

Narrative Disclosure To Summary Compensation Table And Grants Of Plan-Based Awards

The following are summaries of the Company’s employment agreements (collectively referred to hereinafter as the “Executive Employment Agreements”) with the newly appointed executive officers described above. Copies of these Employment Agreements are attached hereto as Exhibits 10.6 through 10.9 to the Current Report on Form 8-K filed by the Company with the SEC on November 9, 2006 and are incorporated herein by reference. The descriptions in these summaries are qualified, in their entirety, by the text of such exhibits.

The Company entered into an Employment Agreement with Mr. Richard Man Fai Lee on November 6, 2006. Effective November 6, 2006, Mr. Lee was appointed Chief Executive Officer and President of the Company and his salary is US$144,000 per year for a term of two years. Such salary is subject to an annual review and upward adjustment or no adjustment in the sole discretion of the Company. Mr. Lee is also eligible for a bonus for each calendar year in an amount to be determined by the Company’s Board of Directors. Pursuant to the terms of the agreement, Mr. Lee is also entitled to receive reimbursements for all reasonable and necessary business and entertainment expenses, including but not limited to expenses for business development, travel, meals and accommodations that Mr. Lee incurs in connection with the performance of his duties. Mr. Lee is also entitled to all insurance and other benefit plans and policies maintained for the Company’s senior executives, as well as being entitled to coverage under the Company’s indemnification policies and director and officer liability policies in amounts reasonably determined by the Company.

The Company entered into an Employment Agreement with Mr. Joseph Tik Tung Wong on November 6, 2006. Effective November 6, 2006, Mr. Wong was appointed Chief Financial Officer and Treasurer of the Company and his salary is US$60,000 per year for a term of two years. Such salary is subject to an annual review and upward adjustment or no adjustment in the sole discretion of the Company. Mr. Wong is also eligible for a bonus for each calendar year in an amount to be determined by the Company’s Board of Directors. Pursuant to the terms of the agreement, Mr. Wong is also entitled to receive reimbursements for all reasonable and necessary business and entertainment expenses, including but not limited to expenses for business development, travel, meals and accommodations that Mr. Wong incurs in connection with the performance of his duties. Mr. Wong is also entitled to all insurance and other benefit plans and policies maintained for the Company’s senior executives, as well as being entitled to coverage under the Company’s indemnification policies and director and officer liability policies in amounts reasonably determined by the Company.

All of the above-described Employment Agreements state that the executive officer’s (the “Executive”) employment may be terminated prior to the expiration the agreement’s two year term upon the occurrence of the following: (a) voluntarily termination of the agreement by the Executive giving three (3) months’ notice in writing; (b) the Executive’s death; (c) upon termination of the Executive by the Company for “cause”, which is defined as any of the following: (i) the Executive is convicted of, or pleads nolo contendere to, a felony, (ii) the Executive has committed an act of fraud, bad faith or willful misconduct against the Company that is materially detrimental to the Company, or (iii) the Executive has materially breached any of the terms of this Agreement after written notice has been provided by the Company to the Executive regarding the specific nature of such breach and the Executive fails to cure such breach within thirty (30) days; (d) upon the good faith determination of the Board that the Executive has become so physically or mentally incapacitated or disabled as to be unable to satisfactorily perform his duties hereunder for a period of one hundred twenty (120) consecutive calendar days or for one hundred eighty (180) days in any three hundred sixty (360) day period, such determination based upon a certificate as to such physical or mental disability issued by a licensed physician and/or psychiatrist (as the case may be) mutually agreed upon by the Executive and the Company; (e) upon termination of the Executive by the Company for any reason other than for “cause” as defined in (c) above; and (f) upon termination by the Executive of his/her employment for “good reason” which is defined as the occurrence of any of the following events without the express written consent of the Executive: (i) reduction in the Executive’s Salary or the benefits set forth above, and (ii) the Company breaching any of the terms of the Employment Agreement.

OPTION EXERCISES AND STOCK VESTED

SEC regulations state that we must disclose information, in a tabular format, regarding stock option exercises by and stock awards that vested for our named executive officers during the fiscal year ended December 31, 2006. Our named executive officers currently do not have any stock options or stock awards, and, as a result, we have omitted this table.

PENSION BENEFITS

SEC regulations state that we must disclose information, in a tabular format, regarding any plans that provide for retirement payments or benefits other than defined contribution plans. We do not have any such benefit plan and do not anticipate creating any such plan in the future. As a result, we have omitted this table.

NON-QUALIFIED DEFERRED COMPENSATION

SEC regulations state that we must disclose information, in a tabular format, regarding defined contribution or other plans that provide for deferral of compensation on a basis that is not tax-qualified. We currently do not have any such benefit plan and do not anticipate creating such a plan in the future. As a result, we have omitted this table.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

SEC regulations state that we must disclose information regarding agreements, plans or arrangements that provide for payments or benefits to our executive officers in connection with any termination of employment or change in control of the Company. Under our 2005 Equity Incentive Plan (described more fully above under the section “Grants of Plan-Based Awards”) any unvested options will, under certain circumstances, become immediately exercisable in the event of certain mergers or similar transactions involving the Company or in the event of the dissolution or liquidation of Company. However, no options, stock bonuses or stock awards have been granted to our named executive officers as of December 31, 2006 under our 2005 Equity Incentive Plan.

Pursuant to our Executive Employment Agreements with all of our named executive officers that are described more fully above under the section “Narrative Disclosure To Summary Compensation Table And Grants Of Plan-Based Awards,” in the event an executive officer voluntarily terminates his employment with the Company or such officer is terminated by the Company “for cause,” (these triggering events are collectively referred to as “Trigger Events A”) the Company is obligated to pay to the executive officer or his representatives on the date of termination of employment (“Termination Date”): (a) all salary compensation as is due under the Executive Employment Agreement, prorated through the Termination Date; (b) all expense reimbursements due and owed to the executive officer through the Termination Date, including reimbursements for reasonable and necessary business expenses incurred prior to the Termination Date, as long as the Executive submits an itemized written accounting of such expenditures within forty-five (45) days of the Termination Date; and (c) all benefits due the Executive, including benefits under insurance, group health and retirement benefit plans in accordance with the Company’s standard policy, if any, through the Termination Date. Assuming Trigger Events A occur as of the last business day of the Company’s completed fiscal year and causes the termination of our named executive officers’ employment, the Company would have paid the executive officer expense reimbursements that are due and owed to such executive officer, as well as the amounts set forth in the table below:

Name	Salary (1)	Life Insurance, Group Health and Retirement Benefits or Perquisites
Richard Man Fai Lee	$22,000	$0
Joseph Tik Tung Wong	$9,167	$0
___________________

(1) Amounts in this column reflect estimated salary amounts that would have to be paid under Executive Employment Agreements assuming termination occurred on December 29, 2006.

Further, pursuant to these Executive Employment Agreements, in the event that an executive officer’s employment is terminated without cause, because of death or “physical or mental disability”, or by the executive officer for “good reason” (as such terms are defined and discussed more fully above under the section “Narrative Disclosure To Summary Compensation Table And Grants Of Plan-Based Awards,” these triggering events are collectively referred to as “Trigger Events B”) the Company is obligated to pay to the executive officer or his representatives: (a) all salary compensation that is due or will be due through the entire term of this Executive Employment Agreement; (b) all expense reimbursements due and owing the such officer through the Termination Date, including reimbursements for reasonable and necessary business expenses incurred prior to the Termination Date, as long as the Executive submits an itemized written accounting of such expenditures within forty-five (45) days of the Termination Date; and (c) all benefits due to such officer, including benefits, if any, under insurance, group health and retirement benefit plans in accordance with the Company’s standard policy, through the Termination Date. Assuming Trigger Events B occur as of the last business day of the Company’s completed fiscal year (December 29, 2006) and causes the termination of our named executive officers’ employment, the table below describes the payments Company would owe to such executive officers:

Name	Salary (1)	Life Insurance, Group Health and Retirement Benefits or Perquisites
Richard Man Fai Lee	$266,000	$0
Joseph Tik Tung Wong	$110,833	$0
___________________

(1) Amounts in this column reflect estimated salary amounts that would have to be paid under Executive Employment Agreements assuming termination occurred on December 29, 2006.

DIRECTORS COMPENSATION

We did not have any compensation agreements or arrangements with the members of our Board of Directors for their service on the Board for our fiscal year ended December 31, 2006, and thus we have omitted the information currently required to be provided in tabular format regarding director compensation. On August 20, 2007 our Board approved the payment of fees to two of our directors, namely Messrs. Cabo and De Luca, in the amount of $5,000 per year. Accordingly, Messrs. Cabo and De Luca, will each receive a pro-rated director fee of $2,500 for service on our Board from July 1, 2007 to December 31, 2007.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. Richard Lee, our Chief Executive Officer, Mr. Herbert Adamczyk, our Chief Operating Officer, who are both also members of the Board of Directors, participated in deliberations concerning the compensation of our executive officers. No interlocking relationship exists between our Board of Directors and the Board of Directors or compensation committee of any other company, nor has any interlocking relationship existed in the past.

COMPENSATION COMMITTEE REPORT

We currently do not have a Compensation Committee. However, the members of our Board of Directors have reviewed and discussed the Compensation, Discussion and Analysis contained in this annual report on Form 10-K with management. Based on the Board’s review of, and discussions with management with respect to, the Compensation Discussion and Analysis, they have recommended that the Compensation Discussion and Analysis be included in our 2006 annual report on Form 10-K.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operational decisions. Parties are also considered to be related if they are subject to common control or common significant influence.

Particulars of significant transactions between the Company and related companies are disclosed in the Company’s Annual Report.

PROPOSAL 1
ELECTION OF DIRECTORS

Two (2) director nominees are seeking to be elected at the Annual Meeting, to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

The Board of Directors unanimously recommends that you vote for the election of each of the nominated directors. Unless otherwise specified in the form of proxy, the proxies solicited by the management will be voted “FOR” the election of the candidates. The election of directors requires a plurality of the shares of Common Stock present and voting at the Meeting.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

The following tables set forth information regarding the Company’s current executive officers and directors of the Company. The Board of Directors is comprised of only one class. Except as otherwise described below, all of the directors will serve until the next annual meeting of stockholders or until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. Also provided herein are brief descriptions of the business experience of each director and executive officer during the past five years and an indication of directorships held by each director in other companies subject to the reporting requirements under the federal securities laws.

Name	Age	Position	Director Since
Richard Man Fai Lee	51	Chief Executive Officer, President and Chairman	November 2006
Herbert Adamczyk	67	Chief Operating Officer and Director	November 2006
Federico G. Cabo	62	Director	September 2004
Fred De Luca	76	Director	September 2005

BUSINESS EXPERIENCE DESCRIPTIONS

The business background descriptions of the executive officers and directors are as follows:

Richard Man Fai Lee is 51 years old and is the Company’s Chief Executive Officer and President. Mr. Lee is the Executive Chairman and Chief Executive Officer of Wo Kee Hong Group (the “Group”), a Hong Kong Stock Exchange company, and through Corich Enterprises Inc., the controlling shareholder of Technorient Limited. He is responsible for formulating the Group’s overall strategic planning and business development. Mr. Lee has 28 years experience in marketing consumer products. He has a bachelor’s degree and a master’s degree in business administration from the University of Minnesota. In September 2006, Mr. Lee was bestowed the title of “Commander of the Order of the Star of Italian Solidarity” by Hon. Romano Prodi, the Prime Minister of Italy, in recognition of his contribution in advancing Italian business and culture in Hong Kong and China. He was also elected and had served for two consecutive terms as the Chairman of the Radio Association of Hong Kong, the trade association of audio visual business in Hong Kong. He has been with the Group for 24 years.

Herbert Adamczyk is 67 years old and is the Company’s Chief Operating Officer. Mr. Adamczyk is also the Managing Director of Technorient. He has over 43 years of experience in the automotive trade in Hong Kong. Originally a semi-professional racing driver and a senior engineer with Volkswagen and Porsche in Germany, Middle East and Hong Kong, Mr. Adamczyk has been with Technorient, a subsidiary of Wo Kee Hong Group, for 25 years.

Federico G. Cabo is 62 years old and he began his series of entrepreneurial successes in 1970 by founding Cabo Distributing Co., a beer, wine and spirits distribution company, which through his leadership became the leader in sales of Mexican beer brands which included Corona, Carta Blanca, Dos Equis, Bohemia, Pacifico and others. He sold the company in 1998 when annual sales had reached $20 million. He then transitioned from distribution to production and in February 1998 co-founded American Craft Brewing Co. (Ambrew), where he served as Director and was majority shareholder of this public company. In June 1998, he also founded Fabrica de Tequilas Finos S.A., a tequila distilling company located in Tequila, Jalisco, Mexico, selling premium tequila to a network of wholesalers throughout the U.S., Canada and Europe. Mr. Cabo served as President of this company from inception to the present date. In August 1998, he expanded his activity in production and distribution by serving as Director and President of Cerveceria Mexicana S.A. de C.V., the 3rd largest brewery in Mexico, which was sold to Coors Brewing Co. in May 2000. Mr. Cabo is also Chief Executive Officer of The Cabo Group, Ltd., the U.S. parent company of Fabrica de Tequilas Finos S.A. Mr. Cabo served as Chief Executive of the Company from September 2004 until September 2005. Mr. Cabo graduated as a Civil Engineer from the Universidad Nacional Autonoma De Mexico (UNAM) in 1967, and was employed through 1969 as a Special Applications Engineer at ITT Barton, a liquid gas level and gas flow instrumentation company. Mr. Cabo has been elected to our Board of Directors by the holders of our Preferred Stock and is not standing for election at the annual meeting.

Fred De Luca is 76 years old and he practiced corporate law over a twenty-nine year period until retiring in June 1989 to serve as legal consultant and director to various private and publicly traded companies. From July 1999 until January 2003, Mr. DeLuca served as Secretary and was a legal consultant to Quicktest 5, Inc. In January 2003, Quicktest 5, Inc. was the surviving company of a merger with a public company and became QT5, Inc., the predecessor company. He continued to serve as Secretary and legal consultant to Addison-Davis Diagnostics, Inc. (formerly QT 5, Inc.). from January 2003 to the present. In addition, in September 2004 he became a director of Addison-Davis Diagnostics, Inc. From July 1995 to the present, Mr. DeLuca has also served as Secretary, director and consultant to Sound City Entertainment Group. From September 1989 to the present, Mr. DeLuca was and is a consultant to Automotive Racing Products. Mr. DeLuca served as Secretary of the Company from September 2005 until November 2006. Mr. De Luca earned his undergraduate degree at University California Los Angeles (UCLA) and his law degree at Southwestern University School of Law. Mr. De Luca has been elected to our Board of Directors by the holders of our Preferred Stock and is not standing for election at the annual meeting.

FAMILY RELATIONSHIPS

There are no family relationships among any of our directors or officers.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

Richard Lee, our Chief Executive Officer, was also a director of Forward International Singapore (Private) Limited and Wo Kee Hong (Singapore) Pte Limited, which had been dissolved pursuant to creditors’ winding-up proceedings commenced in the High Court of the Republic of Singapore based on an outstanding judgment debt on January 4, 2002 for the amount of S$4,074,944.10 and S$2,024,942.53, respectively. These winding-up proceedings concluded on September 8, 2005.

Other than the above-described bankruptcy proceeding, none of our directors or executive officers has, during the past five years:

•
had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer, either at the time of the bankruptcy or within two years prior to that time;

•	been convicted in a criminal proceeding and none of our directors or executive officers is subject to a pending criminal proceeding;

•
been subject to any order, judgment, or decree not subsequently reversed, suspended or vacated of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, futures, commodities or banking activities; or

•
been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

INFORMATION ABOUT DIRECTOR NOMINEES

Mr. Richard Man Fai Lee, Chief Executive Officer, President and Chairman of the Board of Directors - see biographical information set forth above under “Directors and Executive Officers.”

Mr. Herbert Adamczyk, director and Chief Operating Officer of the Company - see biographical information set forth above under “Directors and Executive Officers.”

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent (10%) of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater-than-ten-percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely upon our review of any such reports furnished to us, we believe that during the year ended December 31, 2006, Mr. Wong, our CFO, and Mr. Lee, our CEO were unable to timely file their Form 3 Initial Statement of Beneficial Ownership (“Form 3”) to disclose their re-appointments as our CFO and CEO, respectively, on November 6, 2006. However, both officers have since filed their Form 3’s on March 30, 2007. Further, our direct principal shareholders Happy Emerald Limited and Corich Enterprises Inc. and indirect beneficial owner Wo Kee Hong (B.V.I.) Limited were unable to timely file their Form 3’s. However, Corich Enterprises Inc. and Wo Kee Hong (B.V.I.) Limited have since filed their Form 3’s on March 30, 2007, and Happy Emerald Limited has filed its Form 3 on June 14, 2007.  The Company is aware that Mr. Adamczyk and Corich Enterprises Inc. filed Form 3s reporting holdings of Preferred Stock as holdings of Common Stock. However, the shares of Preferred Stock were acquired on September 5, 2006 and all of the shares were converted to Common Stock on March 29, 2007.

CODE OF ETHICS

The Company does not have formal written code of business ethics applicable to our principal executive officer and principal financial officer. However, the Company’s management does communicate values and ethical standards during Company wide meetings. Further, the Company plans to adopt and approve a formal written code of ethics in the immediate future.

BOARD COMMITTEES AND AUDIT COMMITTEE FINANCIAL EXPERT

As of the date of this annual report, our Board of Directors had not appointed an audit committee or compensation committee, however, we are not currently required to have such committees. Accordingly, we do not have an “audit committee financial expert” as such term is defined in the rules promulgated under the Securities Act of 1933 and the Exchange Act of 1934, as amended. The functions ordinarily handled by these committees are currently handled by our entire Board of Directors. Our Board of Directors intends, however, to review our governance structure and institute board committees, including audit, compensation and audit committees as necessary and advisable in the future, to facilitate the management of our business.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT PUBLIC ACCOUNTANTS

The firm of HLB Hodgson Impey Cheng has served as our independent auditors since February 2007. The Board of Directors has selected HLB Hodgson Impey Cheng (“HLB”) as the Company’s independent accountants for the year ending December 31, 2007, and has further directed that management submit the selection of independent accountants for ratification by the stockholders at the Annual Meeting. HLB has no financial interest in the Company and neither it nor any member or employee of the firm has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. The Nevada Revised Statutes do not require the ratification of the selection of independent accountants by the Company’s stockholders, but in view of the importance of the financial statements to the stockholders, the Board of Directors deems it advisable that the stockholders pass upon such selection. A representative of HLB will be present at this year’s Annual Meeting of Stockholders. The representative will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

In the event the stockholders fail to ratify the selection of HLB, the Board of Directors will reconsider whether or not to retain the firm. Even if the selection is ratified, the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The Board of Directors unanimously recommends that you vote FOR this proposal (Proposal 2 on the Proxy) to ratify the selection of the independent accountants. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, in favor of this proposal. In order to be adopted, this proposal must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock present and voting at the Meeting.

Change in Registrant’s Certifying Accountant

On February 27, 2007, we issued a press release announcing that, effective as of February 26, 2007, we engaged HLB Hodgson Impey Cheng (“HLB”) as our principal independent accountants to audit our financial statements for the fiscal year ended December 31, 2006. The decision to engage HLB was approved by our Board of Directors. During the two most recent fiscal years and the interim period preceding the engagement of HLB, we have not consulted with HLB regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B

Effective February 15, 2007, Clancy and Co., P.L.L.C. (“Clancy”) resigned as our independent accountant engaged to audit our financial statements. Clancy was previously engaged on November 14, 2006 and resigned effective February 15, 2007. Clancy reviewed the Registrant’s unaudited financial statements for the quarter ended September 30, 2006 but Clancy did not review or audit the Registrant’s financial statements for the fiscal year ended December 31, 2006. Prior to their resignation, there were no disagreements with Clancy on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Clancy, would have caused them to make reference to this subject matter of the disagreements in connection with their report, nor were there any "reportable events" as such term as described in Item 304(a)(1)(iv) of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-B").

AUDIT FEES

Public Accountants’ fees

For fiscal years ended December 31, 2006 and June 30, 2006, fees for services provided by HLB Hodgson Impey Cheng and Chang G. Park, C.P.A., Ph. D, respectively were as follows:

	December 31, 2006(1)	June 30, 2006
Audit Fees	$313,698.00	$6,300.00
Audit Related Fees	$-	$-
Tax Fees	$-	$595.00
All Other Fees	$-	$-

(1) On December 15, 2006, our Board of Directors, by unanimous written consent, approved a change of our fiscal year. The new fiscal year will begin on January 1 and end on December 31 of each year, effective with the year ending December 31, 2006.

Audit Fees were for professional services rendered for the audit of the Company’s annual financial statements, the review of quarterly financial statements, and the preparation of statutory and regulatory filings. Audit-Related Fees relate to professional services rendered in connection with employee benefit plan audits, accounting consultations, due diligence and audits in connection with acquisitions. Tax fees consist of fees billed for professional services for tax compliance, tax planning and tax advice. These services include assistance regarding federal, state and international tax compliance and planning, tax audit defense, and mergers and acquisitions. All other fees consist of stockholder meeting attendance and printing services. The Board of Directors considered and determined that the provision of non-audit services provided by HLB Hodgson Impey Cheng is compatible with maintaining the firm’s independence.

Pre-Approval Policies and Procedures

In accordance with the SEC’s auditor independence rules, the Board of Directors has established the following policies and procedures by which it approves in advance any audit or permissible non-audit services to be provided to the Company by its independent auditor.

Prior to the engagement of the independent auditor for any fiscal year’s audit, management submits to the Board of Directors for approval lists of recurring audit, audit-related, tax and other services expected to be provided by the auditor during that fiscal year. The Board of Directors adopts pre-approval schedules describing the recurring services that it has pre-approved, and is informed on a timely basis, and in any event by the next scheduled meeting, of any such services rendered by the independent auditor and the related fees.

The fees for any services listed in a pre-approval schedule are budgeted, and the Board of Directors requires the independent auditor and management to report actual fees versus the budget periodically throughout the year. The Board of Directors will require additional pre-approval if circumstances arise where it becomes necessary to engage the independent auditor for additional services above the amount of fees originally pre-approved. Any audit or non-audit service not listed in a pre-approval schedule must be separately pre-approved by the Board of Directors on a case-by-case basis. Every request to adopt or amend a pre-approval schedule or to provide services that are not listed in a pre-approval schedule must include a statement by the independent auditors as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence.

The Board of Directors will not grant approval for:

•	any services prohibited by applicable law or by any rule or regulation of the SEC or other regulatory body applicable to the Company;

•	provision by the independent auditor to the Company of strategic consulting services of the type typically provided by management consulting firms; or

•
the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the tax treatment of which may not be clear under the Internal Revenue Code and related regulations and which it is reasonable to conclude will be subject to audit procedures during an audit of the Company’s financial statements.

Tax services proposed to be provided by the auditor to any director, officer or employee of the Company who is in an accounting role or financial reporting oversight role must be approved by the Board of Directors on a case-by-case basis where such services are to be paid for by the Company, and the Board of Directors will be informed of any services to be provided to such individuals that are not to be paid for by the Company.

In determining whether to grant pre-approval of any non-audit services in the “all other” category, the Board of Directors will consider all relevant facts and circumstances, including the following four basic guidelines:

•	whether the service creates a mutual or conflicting interest between the auditor and the Company;

•	whether the service places the auditor in the position of auditing his or her own work;

•	whether the service results in the auditor acting as management or an employee of the Company; and

•	whether the service places the auditor in a position of being an advocate for the Company.

PROPOSAL 3
APPROVAL OF THE REVERSE STOCK SPLIT

The Company’s Board of Directors has determined that it is in the Company’s best interest to effect, and recommends that the stockholders approve, a reverse stock split (“Reverse Stock Split”) in which the Company’s Articles of Incorporation are amended such that all outstanding shares of the Company’s currently outstanding $0.001 par value common stock (“Common Stock”) are reconstituted on the basis of one (1) new share of $0.005 par value common stock (“New Common Stock”) for each currently outstanding five (5) shares of Common Stock, with one (1) share of New Common Stock being paid in lieu of any fractional shares of New Common Stock. Once approved by the shareholders, the Reverse Stock Split will be effective on or about December 10, 2007 (the “Effective Date”).

The Board of Directors unanimously recommends that you vote FOR this proposal (Proposal 3 on the Proxy) to approve the one-for-five Reverse Stock Split. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, in favor of this proposal. In order to be adopted, this proposal must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock present and voting at the Meeting.

Purpose of the Reverse Stock Split

The Company’s Board of Directors has determined that it is in our best interest to effect a reverse split of our Common Stock of one share for five shares outstanding so that every five outstanding shares of common stock before the stock split shall represent one share of common stock after the stock split with all fractional shares rounded up to the next whole share. The Board of Directors believes that the reverse stock split is necessary in view of our significantly low stock price and will allow the Company’s Common Stock to trade in a more realistic price range and reflecting a more accurate reflection of the financial condition of the Company. Consequently, the Board of Directors has recommended that we effect of a reverse split of our Common Stock.

Principal Effects of the Reverse Stock Split

On the Effective Date of the Reverse Stock Split, each five (5) shares of our Common Stock issued and outstanding immediately prior to the Effective Date will automatically and without any action on the part of the shareholders be converted into one (1) share of our New Common Stock. In the following discussion, we provide examples of the effects of a one-for-five Reverse Stock Split.

Corporate Matters. The Reverse Stock Split would have the following effects on the number of shares of common stock outstanding:

•	in a one-for-five reverse stock split, every five (5) of our shares of Common Stock owned by a stockholder would be exchanged for one (1) share of New Common Stock; and

•	the number of shares of our Common Stock issued and outstanding will be reduced from 122,672,214 shares to approximately 24,534,442 shares.

Preferred Stock. The Reverse Stock Split would have the following effects on the Company’s Preferred Stock:

•	in a one-for-five reverse stock split, the conversion price of the Company’s Preferred Stock will be adjusted up by a one-to-five ratio from $0.04338 to $0.2169 per share; and

•
the conversion ratio of shares of our Common Stock issued upon conversion of the Preferred Stock will be proportionately decreased from 92.2045 shares of Common Stock per one (1) share of Preferred Stock to 18.4409 shares of New Common Stock per one (1) share of Preferred Stock.

The Reverse Stock Split will be effected simultaneously for all of our outstanding Common Stock and the exchange ratio will be the same for all of our outstanding Common Stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share. As described below, stockholders and holders of options and warrants holding fractional shares will have their shares rounded up to the nearest whole number. Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Fractional Shares. No scrip or fractional share certificates will be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares of Common Stock not evenly divisible by the one-for-five Reverse Stock Split ratio, will be entitled, upon surrender of certificate(s) representing these shares, to a number of shares of New Common Stock rounded up to the nearest whole number. The ownership of a fractional interest will not give the stockholder any voting, dividend or other rights except to have his or her fractional interest rounded up to the nearest whole number when the New Common Stock is issued.

Holders of options and warrants to purchase shares of Common Stock, who upon exercise of their options or warrants would otherwise be entitled to receive fractional shares, because they hold options which upon exercise would result in a number of shares of Common Stock not evenly divisible by the one-for-five Reverse Stock Split ratio, will receive a number of shares of Common Stock rounded up to the nearest whole number.

Authorized Shares. Upon effectiveness of the Reverse Stock Split, the number of authorized shares of common stock will remain unchanged at 400,000,000 shares. Authorized but unissued shares will be available for issuance, and we may issue such shares in future financings or otherwise. If we issue additional shares, the ownership interest of holders of our common stock would be diluted. Also, the issued shares may have rights, preferences or privileges senior to those of our common stock.

Accounting Matters. The Reverse Stock Split will increase the par value of our common stock from $0.001 to $0.005 but the number of our common stock issued and outstanding will be reduced at the same proportion (that is, in a one-for-five reverse stock split, the number of common stock issued will be reduced to one-fifth of its existing number). As a result, on the Effective Date, the stated capital on our balance sheet attributable to our Common Stock will not be affected by the Reverse Stock Split except for the impact from rounding up of fractional shares. The per share net income or loss and net book value of our common stock will also be increased because there will be fewer shares of our common stock outstanding.

Potential Anti-Takeover Effect. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for the combination of the Company with another company), the Reverse Stock Split proposal is not being proposed in response to any effort of which we are aware to accumulate our shares of common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar actions to our Board and stockholders. Other than the Reverse Stock Split proposal, our Board does not currently contemplate recommending the adoption of any other corporate action that could be construed to affect the ability of third parties to take over or change control of the Company.

Procedure for Effecting a Reverse Stock Split and Exchange of Stock Certificates

Once approved by the shareholders, the Reverse Stock Split will be effective on or about December 10, 2007 (the “Effective Date”). Beginning at the Effective Date, each certificate representing Common Stock will be deemed for all corporate purposes to evidence ownership of New Common Stock.

As soon as practicable after the Effective Date, stockholders will be notified that the Reverse Stock Split has been effected. The Company expects that its transfer agent, Continental Stock Transfer & Trust, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of Common Stock will be asked to surrender to the exchange agent certificates representing Common Stock in exchange for certificates representing New Common Stock in accordance with the procedures to be set forth in the letter of transmittal the Company sends to its stockholders. No new certificates will be issued to any stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. Any Common Stock shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for New Common Stock shares.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split to a stockholder (a "U.S. stockholder") that is a "United States person" as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the "Code"). It does not purport to be a complete discussion of all possible U.S. federal income tax consequences of the Reverse Stock Split, and is included only for general information. For example, this discussion does not address any state, local or non-U.S. income or other tax consequences of the Reverse Stock Split, which may vary significantly as to each U.S. stockholder depending on (among other things) the state in which such stockholder resides or does business. Nor does this discussion address the tax consequences to U.S. stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, tax-exempt entities, U.S. stockholders who have acquired shares of Common Stock as compensation, or who own shares of Common Stock as part of a straddle, hedge, wash sale, constructive sale or conversion transaction, or other integrated transaction. Finally, this discussion does not consider the tax treatment of partnerships or other pass-through entities for U.S. federal income tax purposes that are U.S. stockholders, or persons who hold our shares through such entities.

The following discussion is based on current provisions of the Code, Treasury Regulations promulgated thereunder, judicial opinions and published rulings of the Internal Revenue Service ("IRS"), all as in effect on the date of this Proxy. All of these authorities are subject to differing interpretations and to change, possibly on a retroactive basis. This discussion also assumes that the shares of Common Stock were, and the shares of New Common Stock will be, held by each U.S. stockholder as "capital assets" within the meaning of Section 1221 of the Code.

No gain or loss should be recognized by a U.S. stockholder on such U.S. stockholder's exchange of shares of Common Stock for shares of New Common Stock pursuant to the Reverse Stock Split. The aggregate tax basis of the shares of New Common Stock received in the Reverse Stock Split will be the same as the U.S. stockholder's aggregate tax basis in the shares of Common Stock exchanged therefor. The U.S. stockholder's holding period for the New Common Stock will include the period during which the U.S. stockholder held the Common Stock surrendered in the Reverse Stock Split.

The above discussion regarding the U.S. federal income tax consequences of the Reverse Stock Split is not binding on the IRS or the courts. The tax treatment of a U.S. stockholder may vary depending on the particular facts and circumstances that apply to such stockholder. ACCORDINGLY, EACH STOCKHOLDER IS STRONGLY URGED TO CONSULT WITH HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.

Dissenter’s Rights Pursuant to the Reverse Stock Split

In accordance with Chapter 92A.390 of the Revised Statutes of the State of Nevada, there are no rights of appraisal or similar rights of dissenters with respect to any of the scheduled matters to be acted upon at the annual meeting, including the Reverse Stock Split.

MISCELLANEOUS

SOLICITATION OF PROXIES

We are soliciting proxies in the enclosed form and paying the cost of the solicitation. In addition to the use of the mails, we may solicit proxies personally or by telephone or telegraph using the services of our directors, officers and regular employees at nominal cost. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for expenses incurred in sending proxy material to beneficial owners of our stock.

2008 STOCKHOLDER PROPOSALS

The Annual Meeting of Shareholders for the fiscal year ending December 31, 2008 is expected to be held in December 2008. Any shareholder proposal intended to be included in the Company's proxy statement and form of proxy for presentation at the 2008 Annual Meeting of Shareholders (the "2008 Meeting") pursuant to Rule 14a-8 ("Rule 14a-8"), as promulgated under the Securities Exchange Act of 1934, must be received by the Company not later than July 7, 2008. As to any proposals submitted for presentation at the 2008 Meeting outside the processes of Rule 14a-8, the proxies named in the form of proxy for the 2008 Meeting will be entitled to exercise discretionary authority on that proposal unless the Company receives notice of the matter on or before August 6, 2008.

OTHER BUSINESS

Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in the Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.

AVAILABILITY OF FORM 10-K

We are providing without charge to each person solicited by this Proxy Statement a copy of our Annual Report on Form 10-K for the Fiscal Year ended December 31, 2006, including our financial statements but excluding the exhibits to Form 10-K. The Form 10-K includes a list of the exhibits that were filed with it, and we will furnish a copy of any such exhibit to any person who requests it upon the payment of our reasonable expenses in providing the requested exhibit. For further information, please contact Ms. Phyllis Sum Yu Ng, Corporate Secretary, China Premium Lifestyle Enterprise, Inc., 10/F, Wo Kee Hong Building, 585-609 Castle Peak Road, Kwai Chung, N.T. Hong Kong , telephone (852) 2514-4880. Our Annual Report on Form 10-K and our other filings with the SEC, including the exhibits, are also available for free on the SEC’s Internet site (http://www.sec.gov).

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements or other information that we file at the SEC’s public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at http://www.sec.gov. The Company’s annual report on Form 10-K was mailed along with this proxy statement.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED NOVEMBER [●], 2007. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

November [●], 2007

By Order of Board of Directors,

/s/ Richard Man Fai Lee
Name: Richard Man Fai Lee
Title: Chief Executive Officer

ANNUAL MEETING OF STOCKHOLDERS

OF

CHINA PREMIUM LIFESTYLE ENTERPRISE, INC.

DECEMBER 7, 2007

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

- Please detach along perforated line and mail in the envelope provided -

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|

1.	Election of the following directors:

NOMINEES:

☐ FOR ALL NOMINEES	Richard Man Fai Lee ¡

Herbert Adamczyk ¡

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

2.	To ratify the Board of Director’s selection of HLB Hodgson Impey Cheng to serve and the Company’s independent accountants for the fiscal year ending December 31, 2007.

FOR ☐   AGAINST ☐   ABSTAIN ☐

3.	To approve the one-for-five Reverse Stock Split.

FOR ☐   AGAINST ☐   ABSTAIN ☐

4.	In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

I PLAN ON ATTENDING THE ANNUAL MEETING ☐

Signature of Stockholder [            ] Date: [      ]

Signature of Stockholder [            ] Date: [      ]

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

DATED: November [●], 2007

__________________________________
Signature

__________________________________
Signature if held jointly

(Please date, sign as name appears at the left, and return promptly. If the shares are registered in the names of two or more persons, each person should sign. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee or Guardian, please give full title. Please note any changes in your address alongside the address as it appears in the proxy.)